UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 6, 2024

Cardinal Health, Inc.
(Exact Name of Registrant as Specified in Charter)

Ohio	1-11373	31-0958666
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
7000 Cardinal Place, Dublin, Ohio 43017
(Address of Principal Executive Offices) (Zip Code)
(614) 757-5000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares (without par value)	CAH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.

Cardinal Health, Inc. (the "Company") held its 2024 Annual Meeting of Shareholders (the "Annual Meeting") on November 6, 2024. See the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on September 16, 2024 and the supplements thereto (the “Proxy Statement”) for more information on the four proposals included in the Proxy Statement for the Annual Meeting.

Proposal 1. The shareholders elected the 10 nominees listed below to the Company's Board of Directors, each to serve until the 2025 Annual Meeting of Shareholders and until their successor is duly elected and qualified or until their earlier resignation, removal from office or death, and voted as follows:

Nominee	For	Against	Abstained	Broker Non-Votes
Robert W. Azelby	192,459,502	395,126	365,055	21,165,756
Michelle M. Brennan	191,815,658	1,086,928	317,097	21,165,756
Sheri H. Edison	192,414,107	463,636	341,940	21,165,756
David C. Evans	192,250,048	619,049	350,586	21,165,756
Patricia A. Hemingway Hall	184,775,047	8,127,441	317,195	21,165,756
Jason M. Hollar	191,703,012	1,180,623	336,048	21,165,756
Akhil Johri	192,294,225	578,314	347,144	21,165,756
Gregory B. Kenny	177,414,287	15,477,787	327,609	21,165,756
Nancy Killefer	185,176,038	7,720,227	323,418	21,165,756
Christine A. Mundkur	191,352,587	1,542,731	324,365	21,165,756

Proposal 2. The shareholders approved, on a non-binding advisory basis, the compensation of the Company's named executive officers ("say-on-pay" vote), and voted as follows:

For	Against	Abstained	Broker Non-Votes
172,738,569	19,964,307	516,807	21,165,756

Proposal 3. The shareholders ratified the appointment of Ernst & Young LLP as the Company's independent auditor for the fiscal year ending June 30, 2025, and voted as follows:

For	Against	Abstained	Broker Non-Votes
202,732,608	11,394,141	258,690	0

Proposal 4. The shareholders did not approve the shareholder proposal to prohibit the re-nomination of any director who fails to receive a majority vote, and voted as follows:

For	Against	Abstained	Broker Non-Votes
36,980,168	155,556,799	682,716	21,165,756

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cardinal Health, Inc. (Registrant)

Date: November 7, 2024	By:	/s/ Jessica L. Mayer
Name: Jessica L. Mayer
Title: Chief Legal and Compliance Officer

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